UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 11, 2009

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain  Officers.

The information regarding George L. Rose (“Mr. Rose”) contained in the press release entitled, “Activision Blizzard Appoints Top Attorney George L. Rose to Newly Created Position of Chief Public Policy Officer; Christopher B. Walther to Join Company as Chief Legal Officer,” attached to this Current Report on Form 8-K as Exhibit 99.1 is incorporated herein by reference.

On September 11, 2009, Activision Blizzard, Inc. (the “Company”) entered into an employment agreement with Mr. Rose (the “Agreement”), pursuant to which Mr. Rose will serve as Executive Vice President and Chief Public Policy Officer of the Company.  The Agreement becomes effective on January 1, 2010 and expires on December 31, 2012.  Upon effectiveness, the Agreement will supersede the existing employment agreement between Mr. Rose and Activision Publishing, Inc. dated September 11, 2007, which was scheduled to expire on March 31, 2010.

Mr. Rose’s initial annual base salary under the Agreement will be $540,000 and he will be eligible to receive an annual bonus, with a target amount of 75% of his base salary.  Additionally, Mr. Rose will receive, subject to the approval of the Compensation Committee of the Board of Directors, options to purchase 460,000 shares of the Company’s common stock and 45,000 restricted share units, each vesting ratably on an annual basis over three years.  Mr. Rose is also eligible to participate in all benefit and perquisite plans, programs and arrangements generally available to executives of the Company.  The Agreement also entitles Mr. Rose to specified additional severance benefits if his employment is terminated by the Company without cause, by Mr. Rose if his principal place of business is relocated without his consent, by the Company if Mr. Rose becomes disabled, or by reason of his death.  Additionally, the Company will provide Mr. Rose with a supplemental term life insurance policy with a benefit amount of $2,000,000 and indemnify him against any liabilities incurred by reason of his employment with the Company.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                            Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2009	ACTIVISION BLIZZARD, INC.

	By:	/s/ George Rose
George Rose
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 16, 2009